Securities, 424I - Securities, 424I: 1	Jun. 29, 2026 USD ($)
Securities, 424I Table
Security Class Title	21Shares Polkadot ETF
Aggregate Sales Price	$ 53,546,076.00
Aggregate Redeemed or Repurchased, FY	0.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 53,546,076.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 7,394.71